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                                                                     EXHIBIT 1.1

                               ___________ Shares

                             ASCENT PEDIATRICS, INC.

                                  Common Stock
                               ($.00004 Par Value)

                             UNDERWRITING AGREEMENT

                                                                ______ ___, 1997

COWEN & COMPANY
VOLPE BROWN WHELAN & COMPANY LLC
ADAMS, HARKNESS & HILL, INC.
  As Representatives of the several Underwriters
c/o Cowen & Company
Financial Square
New York, New York 10005

Dear Sirs and Mesdames:

         1. Introductory. Ascent Pediatrics, Inc., a Delaware corporation (the "Company"), proposes to sell, pursuant to the terms of this Agreement, to the several underwriters named in Schedule A hereto (the "Underwriters," or, each, an "Underwriter"), an aggregate of [ ] shares of Common Stock, $.00004 par value (the "Common Stock"), of the Company. The aggregate of [ ] shares so proposed to be sold is hereinafter referred to as the "Firm Stock". The Company also proposes to sell to the Underwriters, upon the terms and conditions set forth in
Section 3 hereof, up to an additional [ ] shares of Common Stock (the "Optional Stock"). The Firm Stock and the Optional Stock are hereinafter collectively referred to as the "Stock". Cowen & Company ("Cowen"), Volpe Brown Whelan & Company LLC ("Volpe") and Adams, Harkness & Hill, Inc. ("Adams") are acting as representatives of the several Underwriters and in such capacity are hereinafter referred to as the "Representatives".

         2. Representations and Warranties of the Company. The Company represents and warrants to, and agrees with, the several Underwriters that:

                  (a) A registration statement on Form S-1 (File No. 333-23319) in the form in which it became or becomes effective and also in such form as it may be when any post-effective amendment thereto shall become effective with respect to the Stock, including any preeffective prospectuses included as part of the registration statement as originally filed or as part of any amendment or supplement thereto, or filed pursuant to Rule 424 under the Securities Act of 1933, as amended (the "Securities Act"), and the
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         rules and regulations (the "Rules and Regulations") of the Securities and Exchange Commission (the "Commission") thereunder, copies of which have heretofore been delivered to you, has been prepared by the Company in conformity in all material respects with the requirements of the Securities Act and has been filed with the Commission under the Securities Act; one or more amendments to such registration statement, including in each case an amended preeffective prospectus, copies of which amendments have heretofore been delivered to you, have been so prepared and filed. If it is contemplated, at the time this Agreement is executed, that a post-effective amendment to the registration statement will be filed and must be declared effective before the offering of the Stock may commence, the term "Registration Statement" as used in this Agreement means the registration statement as amended by said post-effective amendment. The term "Registration Statement" as used in this Agreement shall also include any registration statement relating to the Stock that is filed and declared effective pursuant to Rule 462(b) under the Securities Act. The term "Prospectus" as used in this Agreement means the prospectus in the form included in the Registration Statement, or, (A) if the prospectus included in the Registration Statement omits information in reliance on Rule 430A under the Securities Act and such information is included in a prospectus filed with the Commission pursuant to Rule 424(b) under the Securities Act, the term "Prospectus" as used in this Agreement means the prospectus in the form included in the Registration Statement as supplemented by the addition of the Rule 430A information contained in the prospectus filed with the Commission pursuant to Rule 424(b) and
         (B) if prospectuses that meet the requirements of Section 10(a) of the Securities Act are delivered pursuant to Rule 434 under the Securities Act, then (i) the term "Prospectus" as used in this Agreement means the "prospectus subject to completion" (as such term is defined in Rule 434(g) under the Securities Act) as supplemented by (a) the addition of Rule 430A information or other information contained in the form of prospectus delivered pursuant to Rule 434(b)(2) under the Securities Act or (b) the information contained in the term sheets described in Rule 434(b)(3) under the Securities Act, and (ii) the date of such prospectuses shall be deemed to be the date of the term sheets. The term "Preeffective Prospectus" as used in this Agreement means the prospectus subject to completion in the form included in the Registration Statement at the time of the initial filing of the Registration Statement with the Commission, and as such prospectus shall have been amended from time to time prior to the date of the Prospectus.

                  (b) The Commission has not issued or threatened to issue any order preventing or suspending the use of any Preeffective Prospectus, and, at its date of issue, each Preeffective Prospectus conformed in all material respects with the requirements of the Securities Act and did not include any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; and, when the Registration Statement became or becomes effective and at all times subsequent thereto up to and including each of the Closing Dates (as defined herein), the Registration Statement and the Prospectus and any amendments or supplements thereto contained and will contain all material statements and information required to be included therein by the Securities Act and conformed and will conform in all


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         material respects to the requirements of the Securities Act, and neither the Registration Statement nor the Prospectus, nor any amendment or supplement thereto, included or will include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, however, that the foregoing representations, warranties and agreements shall not apply to information contained in or omitted from any Preeffective Prospectus or the Registration Statement or the Prospectus or any such amendment or supplement thereto in reliance upon, and in conformity with, written information relating to any Underwriter or to the distribution furnished to the Company by or on behalf of any Underwriter, directly or through you, specifically for use in the preparation thereof; there is no franchise, lease, contract, agreement or document required to be described in the Registration Statement or Prospectus or to be filed as an exhibit to the Registration Statement which is not described therein or filed as required; and all descriptions of any such franchises, leases, contracts, agreements or documents contained in the Registration Statement are accurate and complete descriptions of such documents in all material respects.

                  (c) Subsequent to the respective dates as of which information is given in the Registration Statement and Prospectus, and except as set forth or contemplated in the Prospectus, (i) the Company has not incurred any material liabilities or obligations, direct or contingent, nor entered into any material transactions not in the ordinary course of business, and (ii) except for the incurrence of continued losses from operations in the ordinary course of business, there has not been any material adverse change in the condition (financial or otherwise), properties, business, prospects, net worth or results of operations of the Company, or any change in the capital stock (other than as the result of stock option or warrant exercises permitted under Section 4(k), short-term or long-term debt of the Company.

                  (d) The financial statements, together with the related notes thereto set forth in the Prospectus, fairly present, on the basis stated in the Registration Statement, the financial position and the results of operations and changes in financial position of the Company at the respective dates or for the respective periods therein specified. Such statements and related notes thereto have been prepared in accordance with generally accepted accounting principles applied on a consistent basis except as may be set forth in the Prospectus. The selected financial data set forth in the Prospectus under the caption "Summary Financial Data" fairly present, on the basis stated in the Registration Statement, the information set forth therein.

                  (e) Coopers and Lybrand LLP, who have expressed their opinions on the audited financial statements and related schedules included in the Registration Statement and the Prospectus, are independent public accountants within the meaning of the Securities Act and the Rules and Regulations.

                  (f) The Company has been duly organized and is validly existing and in good standing as a corporation under the laws of Delaware, with corporate power and authority to own or lease its properties and to conduct its business as described in the


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         Prospectus; the Company is in possession of and operating in compliance with all franchises, grants, authorizations, licenses, permits, easements, consents, certificates, orders, approvals, registrations and qualifications required to own, lease and operate its properties and for the conduct of its business as now being conducted and as described in the Registration Statement and the Prospectus, except to the extent that the failure to be in possession of or operate in compliance with any such franchises, grants, authorizataions, licenses, permits, easements, consents, certificates, orders, approvals, registrations or qualifications would not have a material adverse effect on the condition (financial or otherwise), properties, business, prospects, net worth or results of operations of the Company; and no such franchise, grant, authorization, license, permit, easement, consent, certificate, order, approval, registration or qualification contains a materially burdensome restriction not adequately disclosed in the Registration Statement and the Prospectus, all of which are valid and in full force and effect in all material respects, except where the failure to be in possession of or operate in compliance with such franchises, grants, authorizations, licenses, permits, easements, consents, certificates, orders, approvals, registrations and qualifications would not have a material adverse effect on the condition (financial or otherwise), properties, business, prospects, net worth or results of operations of the Company; and the Company is duly qualified or registered to do business and in good standing as a foreign corporation in all other jurisdictions where its ownership or leasing of properties or the conduct of its business requires such qualification or registration. The Company has made all necessary filings required under any federal, state or foreign law, rule or regulation necessary to own or lease its properties and assets and to conduct its business, except where the failure to so file or obtain such franchises, grants, authorizations, licenses, permits, easements, consents, certificates, orders, approvals, registrations or qualifications would not have a material adverse effect on the condition (financial or otherwise), properties, business, prospects, net worth or results of operations of the Company. The Company has not received any notice of proceedings relating to the revocation, cancellation or modification of any such franchise, grant, authorization, license, permit, easement, consent, certificate, order, approval, registration or qualification which, singly or in the aggregate, if the subject of any unfavorable decision, ruling, finding or cancellation, would have a material adverse effect on the business or financial condition of the Company, taken as a whole.

                  (g) The Company has no subsidiaries. The Company does not, directly or indirectly, control any other corporation, association or entity.

                  (h) The Company's authorized and outstanding capital stock is on the date hereof, and, other than as a result of changes caused by warrant or option exercises permitted under Section 4(k), will be on the applicable Closing Date, as set forth under the heading "Capitalization" in the Prospectus; the outstanding shares of common stock of the Company conform to the description thereof in the Prospectus and have been duly authorized and validly issued and are fully paid and nonassessable and have been issued in compliance with all federal and state securities laws and were not issued in violation of, and are not subject to, any preemptive rights or similar rights to subscribe


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         for or purchase securities. Except as disclosed in and or contemplated by the Prospectus and the financial statements of the Company and related notes thereto included in the Prospectus, the Company does not have outstanding any options or warrants to purchase, or any preemptive rights or other rights to subscribe for or to purchase any securities or obligations convertible into, or any contracts or commitments to issue or sell, shares of its capital stock or any such options, rights, convertible securities or obligations, except for options granted subsequent to the date of information provided in the Prospectus pursuant to the Company's employee and stock option and equity plans as disclosed in the Prospectus. The description of the Company's stock option and other stock plans or arrangements, and the options or other rights granted or exercised thereunder, as set forth in the Prospectus, accurately presents in all material respects the information required to be shown with respect to such plans, arrangements, options and rights.

                  (i) The Stock to be issued and sold by the Company to the Underwriters hereunder has been duly and validly authorized and, when issued and delivered against payment therefor as provided herein, will be duly and validly issued, fully paid and nonassessable and free of any preemptive or similar rights and will conform to the description thereof in the Prospectus.

                  (j) Except as set forth in the Prospectus, there are no legal or governmental proceedings pending to which the Company is a party or of which any property of the Company is subject, which, if determined adversely to the Company, might individually or in the aggregate (i) prevent or adversely affect the transactions contemplated by this Agreement, (ii) suspend the effectiveness of the Registration Statement, (iii) prevent or suspend the use of the Preeffective Prospectus in any jurisdiction or (iv) result in a material adverse change in the condition (financial or otherwise), properties, business, prospects, net worth or results of operations of the Company; and to the best of the Company's knowledge no such proceedings are threatened or contemplated against the Company by governmental authorities or others. The Company is not a party nor subject to the provisions of any injunction, judgment, decree or order of any court, regulatory body or other governmental agency or body required to be described in the Prospectus that is not so described therein. The Company is not a party to any litigation required to be described in the Prospectus that is not so described therein.

                  (k) The execution, delivery and performance of this Agreement and the consummation of the transactions herein contemplated will not (with or without notice or lapse of time) result in a breach or violation of any of the terms or provisions of or constitute a default under any indenture, mortgage, deed of trust, note agreement or other agreement or instrument to which the Company is a party or by which it or any of its properties is or may be bound, except where the breach or violation of, or default under any such agreements would not have a material adverse effect on the condition (financial or otherwise), properties, business, prospects, net worth or results of operations of the Company; or the Certificate of Incorporation, By-laws or other organizational documents of the Company, or any law, order, rule or regulation of any


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         court or governmental agency or body having jurisdiction over the
         Company or any of its properties or will result in the creation of a lien.

                  (l) No consent, approval, authorization or order of any court or governmental agency or body is required for the consummation by the Company of the transactions contemplated by this Agreement, except such as may be required by the National Association of Securities Dealers, Inc. (the "NASD") or under the Securities Act or the securities or "Blue Sky" laws of any jurisdiction in connection with the purchase and distribution of the Stock by the Underwriters.

                  (m) The Company has the full corporate power and authority to enter into this Agreement and to perform its obligations hereunder (including to issue, sell and deliver the Stock), and this Agreement has been duly and validly authorized, executed and delivered by the Company and is a valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except to the extent that rights to indemnity and contribution hereunder may be limited by federal or state securities laws or the public policy underlying such laws and except for the effect of bankruptcy, insolvency, reorganization, moratorium and other similar laws relating to or affecting the rights of creditors generally.

                  (n) The Company is in all respects in compliance with, and conducts its business in conformity with, all applicable federal, state, local and foreign laws, rules and regulations or any court or governmental agency or body including, without limitation, those of the FDA, except to the extent that the failure to comply with or conduct its business in conformity with such laws, rules or regulations would not have a material adverse effect on the condition (financial or otherwise), properties, business, prospects, net worth or results of operation of the Company; otherwise than as set forth in the Registration Statement and the Prospectus, to the knowledge of the Company no prospective change in any of such federal or state laws, rules or regulations has been adopted which, when made effective, would have a material adverse effect on the operations of the Company. Except as disclosed in the Registration Statement, the Company is in compliance with all applicable existing federal, state, local and foreign laws and regulations relating to the protection of human health or the environment or imposing liability or requiring standards of conduct concerning any Hazardous Materials ("Environmental Laws"), except where the failure to so comply would not have a material adverse effect on the financial condition, properties, business, or operations of the Company. The term "Hazardous Material" means (i) any "hazardous substance" as defined by the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended, (ii) any "hazardous waste" as defined by the Resource Conservation and Recovery Act, as amended, (iii) any petroleum or petroleum product, (iv) any polychlorinated biphenyl and (v) any pollutant or contaminant or hazardous, dangerous or toxic chemical, material, waste or substance regulated under or within the meaning of any other Environmental Law.

                  (o) The Company has filed all necessary federal, state, local and foreign income, payroll, franchise and other tax returns and has paid all taxes shown as due


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         thereon or with respect to any of its properties, except to the extent that the failure to so file or pay would not have a material adverse effect on the condition (financial or otherwise), business, prospects, net worth or results of operations of the Company; and there is no tax deficiency that has been, or to the knowledge of the Company is likely to be, asserted against the Company or any of its properties or assets that would materially adversely affect the financial condition, business or operations of the Company.

                  (p) No person or entity has the right to require registration of shares of Common Stock or other securities of the Company because of the filing or effectiveness of the Registration Statement, except for persons and entities who have expressly waived such right.

                  (q) Neither the Company nor any of its officers or directors has taken or, during the 180 days following the effective date of the Registration Statement, will take, directly or indirectly, any action designed or intended to stabilize or manipulate the price of any security of the Company, or which caused or resulted in, or which might in the future reasonably be expected to cause or result in, stabilization or manipulation of the price of any security of the Company.

                  (r) The Company has provided you with all financial statements since December 31, 1996 through the date hereof that are available to the officers of the Company.

                  (s) Except as otherwise described in the Prospectus, the Company owns or possesses (under licenses, supply arrangements or otherwise) all patents, trademarks, trademark registrations, service marks, service mark registrations, trade names, copyrights, licenses, inventions, trade secrets and rights described in the Prospectus as being owned or possessed by it or necessary for the conduct of its business, as now conducted or hereinafter proposed to be conducted as described in the Prospectus, except to the extent that the failure to so own or possess would not have a material adverse effect on the condition (financial or otherwise), properties, business, prospects, net worth or results of operations of the Company, and the Company is not aware of any claim to the contrary or any challenge by any other person to the rights of the Company with respect to the foregoing. To the Company's knowledge, its business as now conducted and as proposed to be conducted does not and will not infringe or conflict with in any material respect patents, trademarks, service marks, trade names, copyrights, trade secrets, licenses or other intellectual property or franchise right of any other person or entity. Except as described in the Prospectus, no claim has been made against the Company alleging the infringement by the Company of any patent, trademark, service mark, trade name, copyright, trade secret, license in or other intellectual property right or franchise right of any person or entity. The Company has duly and properly filed or caused to be filed with the United States Patent and Trademark Office all United States patent applications described or referred to in the Prospectus. Except as otherwise described in the Prospectus, to the knowledge of the


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         Company, the Company has clear title to its patents and patent applications referred to in the Prospectus.

                  (t) The Company has performed all material obligations required to be performed by it under all contracts required by Item 601(b)(10) of Regulation S-K under the Securities Act to be filed as exhibits to the Registration Statement, and neither the Company nor, to the knowledge of the Company, any other party to such contract is in default under or in breach of any such obligations, and to the Company's knowledge, no event has occurred or circumstance exists, that might (with or without notice or lapse of time) result in any such default or breach, except to the extent that such failure to perform, default or breach would not have a material adverse effect on the condition (financial or otherwise), properties, business, prospects, net worth or results of operations of the Company. The Company has not received any notice of such default or breach.

                  (u) The Company is not involved in any labor dispute nor, to the Company's knowledge, is any such dispute threatened, except to the extent that such involvement in or threat of a labor dispute would not have a material adverse effect on the condition (financial or otherwise), business, prospects, net worth or results of operations of the Company. The Company is not aware that (A) any executive officer, key employee or significant group of employees of the Company plans to terminate employment with the Company or (B) any such executive or key employee is subject to any noncompete, nondisclosure, confidentiality, employment, consulting or similar agreement that would be violated by the present or proposed business activities of the Company. The Company has not and does not expect to have any liability for any prohibited transaction or funding deficiency or any complete or partial withdrawal liability with respect to any pension, profit sharing or other plan which is subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), to which the Company makes or ever has made a contribution and in which any employee of the Company is or has ever been a participant. With respect to such plans, the Company is in compliance in all material respects with all applicable provisions of ERISA.

                  (v) The Company has obtained the written agreement described in Section 8(k) of this Agreement from each of its officers, directors and holders of Common Stock (including, for the purposes hereof, any securities convertible into shares of Common Stock) listed on Schedule B hereto.

                  (w) The Company does not own any real property or any interest in any real property except for the leasehold described under the caption "Facilities" in the Prospectus. Such leasehold is, and will be as of the Closing Dates, a valid, subsisting and enforceable lease. The Company has good title to all personal property owned by it which is material to the business of the Company. Such leasehold and such personal property are free and clear of all liens, encumbrances and defects except such as are described in the Prospectus or such as would not have a material adverse effect on the Company.


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                  (x) The Company is insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are customary in light of its size and the business in which it is engaged or proposes to engage after giving effect to the transactions described in the Prospectus; and the Company has no reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not materially and adversely affect the condition, financial or otherwise, or the earnings, business or operations of the Company.

                  (y) Except as contemplated by this Agreement, there is no broker, finder or other party that is entitled to receive from the Company any brokerage or finder's fee or other fee or commission as a result of the transactions contemplated by this Agreement.

                  (z) The Company has complied with all provisions of Section
         517.075 Florida Statutes (Chapter 92-198; Laws of Florida).

                  (aa) The Company maintains a system of internal accounting controls sufficient to provide reasonable assurances that (i) transactions are executed in accordance with management's general or specific authorization; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain accountability for assets; (iii) access to assets is permitted only in accordance with management's general or specific authorization; and (iv) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

                  (bb) To the Company's knowledge, neither the Company nor any employee or agent of the Company has made any payment of funds of the Company or received or retained any funds in violation of any law, rule or regulation, which payment, receipt or retention of funds is of a character required to be disclosed in the Prospectus.

                  (cc) The Company has listed, subject to official notice of issuance, on the Nasdaq National Market, the Stock to be issued and sold by the Company.

                  (dd) The Company is not an "investment company" or an entity "controlled" by an "investment company" as such terms are defined in the Investment Company Act of 1940, as amended.

                  (ee) Each certificate signed by any officer of the Company and delivered to the Underwriters or counsel for the Underwriters shall be deemed to be a representation and warranty by the Company as to the matters covered thereby.

         3. Purchase by, and Sale and Delivery to, Underwriters--Closing Dates. The Company agrees to sell to the Underwriters the Firm Stock, and on the basis of the


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representations, warranties, covenants and agreements herein contained, but subject to the terms and conditions herein set forth, the Underwriters agree, severally and not jointly, to purchase the Firm Stock from the Company, the number of shares of Firm Stock to be purchased by each Underwriter being set opposite its name in Schedule A, subject to adjustment in accordance with
Section 12 hereof.

         The purchase price per share to be paid by the Underwriters to the Company will be $_____ per share (the "Purchase Price").

         The Company will deliver the Firm Stock to the Representatives for the respective accounts of the several Underwriters (in the form of definitive certificates, issued in such names and in such denominations as the Representatives may direct by notice in writing to the Company given at or prior to 12:00 Noon, Boston Time, on the second full business day preceding the First Closing Date (as defined below) or, if no such direction is received, in the names of the respective Underwriters or in such other names as Cowen may designate (solely for the purpose of administrative convenience) and in such denominations as Cowen may determine against payment of the aggregate Purchase Price therefor by electronic wire transfer in same day funds, all at the offices of Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C., One Financial Center, Boston, MA 02111. The time and date of the delivery and closing shall be at 10:00 A.M., Boston Time, on _______________ 1997, in accordance with Rule 15c6-1 of the Exchange Act. The time and date of such payment and delivery are herein referred to as the "First Closing Date". The First Closing Date and the location of delivery of, and the form of payment for, the Firm Stock may be varied by agreement between the Company and Cowen. The Closing Date may be postponed pursuant to the provisions of Section 12 hereof.

         The Company shall make the certificates for the Firm Stock available to the Representatives for examination on behalf of the Underwriters not later than 10:00 A.M., Boston Time, on the business day preceding the First Closing Date at the offices of Cowen & Company, Financial Square, New York, New York 10005.

         It is understood that Cowen, Volpe or Adams, individually and not as Representatives of the several Underwriters, may (but shall not be obligated to) make payment to the Company on behalf of any Underwriter or Underwriters, for the Stock to be purchased by such Underwriter or Underwriters. Any such payment by Cowen, Volpe or Adams shall not relieve such Underwriter or Underwriters from any of its or their other obligations hereunder.

         The several Underwriters agree to make an initial public offering of the Firm Stock at the initial public offering price as soon after the effectiveness of the Registration Statement as in their judgment is advisable. The Representatives shall promptly advise the Company of the making of the initial public offering.

         For the purpose of covering any over-allotments in connection with the distribution and sale of the Firm Stock as contemplated by the Prospectus, the Company hereby grants to the Underwriters an option to purchase, severally and not jointly, up to __________ additional shares of Common Stock. The price per share to be paid for the Optional Stock shall be the Purchase Price. The option granted hereby may be exercised as to all or any part of the


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Optional Stock at any time, and from time to time not more than thirty (30) days subsequent to the effective date of this Agreement. No Optional Stock shall be sold and delivered unless the Firm Stock previously has been, or simultaneously is, sold and delivered. The right to purchase the Optional Stock or any portion thereof may be surrendered and terminated at any time upon notice by the Underwriters to the Company.

         The option granted hereby may be exercised by the Underwriters by giving written notice from Cowen to the Company setting forth the number of shares of the Optional Stock to be purchased by them and the date and time for delivery of and payment for the Optional Stock. Each date and time for delivery of and payment for the Optional Stock (which may be the First Closing Date, but not earlier) is herein called the "Option Closing Date" and shall in no event be earlier than two (2) business days nor later than ten (10) business days after written notice is given. (The Option Closing Date and the First Closing Date are herein called the "Closing Dates".) The Optional Stock shall be purchased for the account of each Underwriter in the same proportion as the number of shares of Firm Stock set forth opposite such Underwriter's name in Schedule A hereto bears to the total number of shares of Firm Stock (subject to adjustment by the Underwriters to eliminate odd lots). Upon exercise of the option by the Underwriters, the Company agrees to sell to the Underwriters the number of shares of Optional Stock set forth in the written notice of exercise and the Underwriters agree, severally and not jointly and subject to the terms and conditions herein set forth, to purchase the number of such shares determined as aforesaid.

         The Company will deliver the Optional Stock to the Underwriters (in the form of definitive certificates, issued in such names and in such denominations as the Representatives may direct by notice in writing to the Company given at or prior to 12:00 Noon, Boston Time, on the second full business day preceding the Option Closing Date or, if no such direction is received, in the names of the respective Underwriters or in such other names as Cowen may designate (solely for the purpose of administrative convenience) and in such denominations as Cowen may determine against payment of the aggregate Purchase Price therefor by electronic wire transfer in same day funds, all at the offices of Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C., One Financial Center, Boston, Massachusetts 02111. The Company shall make the certificates for the Optional Stock available to the Underwriters for examination not later than 10:00 A.M., Boston Time, on the business day preceding the Option Closing Date at the offices of Cowen & Company, Financial Square, New York, New York 10005. The Option Closing Date and the location of delivery of, and the form of payment for, the Optional Stock may be varied by agreement between the Company and Cowen. The Option Closing Date may be postponed pursuant to the provisions of
Section 12 hereof.

         4. Covenants and Agreements of the Company. The Company covenants and agrees with the several Underwriters that:

                  (a) The Company will (i) if the Company and the Representatives have determined not to proceed pursuant to Rule 430A, use its best efforts to cause the Registration Statement to become effective, (ii) if the Company and the Representatives have determined to proceed pursuant to Rule 430A, use its best efforts to comply with the provisions of and make all requisite filings with the Commission pursuant to Rule

         430A and Rule 424 of the Rules and Regulations and (iii) if the Company and the Representatives have determined to deliver Prospectuses pursuant to Rule 434 of the Rules and Regulations, to use its best efforts to comply with all the applicable provisions thereof. The Company will advise the Representatives promptly as to the time at which the Registration Statement becomes effective, will advise the Representatives promptly of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or of the institution of any proceedings for that purpose, and will use its best efforts to prevent the issuance of any such stop order and to obtain as soon as possible the lifting thereof, if issued. The Company will advise the Representatives promptly of the receipt of any comments of the Commission or any request by the Commission for any amendment of or supplement to the Registration Statement or the Prospectus or for additional information and will not at any time file any amendment to the Registration Statement or supplement to the Prospectus which shall not previously have been submitted to the Representatives a reasonable time prior to the proposed filing thereof or to which the Representatives shall reasonably object prior to the proposed filing in writing or which is not in compliance with the Securities Act and the Rules and Regulations.

                  (b) The Company will prepare and file with the Commission, promptly upon the request of the Representatives, any amendments or supplements to the Registration Statement or the Prospectus which in the reasonable opinion of the Representatives may be necessary to enable the several Underwriters to continue the distribution of the Stock as contemplated hereby and which complies with the Securities Act and the Rules and Regulations and will use its best efforts to cause the same to become effective as promptly as possible.

                  (c) If at any time after the effective date of the Registration Statement when a prospectus relating to the Stock is required to be delivered under the Securities Act any event relating to or affecting the Company occurs as a result of which the Prospectus or any other prospectus as then in effect would include an untrue statement of a material fact, or omit to state any material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, or if it is necessary at any time to amend the Prospectus to comply with the Securities Act, the Company will promptly notify the Representatives thereof and will prepare an amended or supplemented prospectus which will correct such statement or omission; and in case any Underwriter is required to deliver a prospectus relating to the Stock nine (9) months or more after the effective date of the Registration Statement, the Company upon the request of the Representatives and at the expense of such Underwriter will prepare promptly such prospectus or prospectuses as may be necessary to permit compliance with the requirements of Section 10(a)(3) of the Securities Act.

                  (d) The Company will deliver to the Representatives, at or before the Closing Dates, signed copies of the Registration Statement, as originally filed with the Commission, and all amendments thereto including all financial statements and exhibits thereto, and will deliver to the Representatives such number of copies of the Registration Statement, including such financial statements but without exhibits, and all amendments thereto, as the Representatives may reasonably request. The Company will deliver or mail to or upon the order of the Representatives, from time to time until the effective date of the Registration Statement, as many copies of the Preeffective Prospectus as the Representatives may reasonably request. The Company will deliver or mail to or upon the order of the Representatives on the date of the initial public offering, and thereafter from time to time during the period when delivery of a prospectus relating to the Stock is required under the Securities Act, as many copies of the Prospectus, in final form or as thereafter amended or supplemented as the Representatives may reasonably request; provided, however, that the expense of the preparation and delivery of any prospectus required for use nine (9) months or more after the effective date of the Registration Statement shall be borne by the Underwriters required to deliver such prospectus.

                  (e) The Company will make generally available to its stockholders as soon as practicable, but not later than 45 days after the end of the 12-month period beginning at the end of the fiscal quarter of the Company during which the effective date of the Registration Statement occurs (or 90 days if such 12-month period coincides with the Company's fiscal year), an earnings statement (which need not be audited) of the Company, covering such 12-month period which shall satisfy the provisions of Section 11(a) of the Securities Act or Rule 158 under the Securities Act.

                  (f) The Company will cooperate with the Representatives to enable the Stock to be registered or qualified for offering and sale by the Underwriters and by dealers under the securities laws of such jurisdictions as the Representatives may designate and at the request of the Representatives will make such applications and furnish such consents to service of process or other documents as may be required of it as the issuer of the Stock for that purpose; provided, however, that the Company shall not be required to qualify to do business or to file a general consent (other than that arising out of the offering or sale of the Stock) to service of process in any such jurisdiction where it is not now so subject. The Company will, from time to time, prepare and file such statements and reports as are or may be required of it as the issuer of the Stock to continue such qualifications in effect for so long a period as the Representatives may reasonably request for the distribution of the Stock. The Company will advise the Representatives promptly after the Company becomes aware of the suspension of the qualifications or registration of (or any such exception relating to) the Common Stock of the Company for offering, sale or trading in any jurisdiction or of any initiation or threat of any proceeding for any such purpose, and in the event of the issuance of any orders suspending such qualifications, registration or exception, the Company will, with the cooperation of the Representatives, use its best efforts to obtain the withdrawal thereof.

                  (g) The Company will furnish to its stockholders annual reports containing financial statements certified by independent public accountants and with quarterly summary financial information in reasonable detail which may be unaudited for so long as the Company has securities registered under the Securities Exchange Act of 1934, as amended. During the period of five (5) years from the date hereof, the Company will deliver to the Representatives and, upon request, to each of the other Underwriters, as soon as they are available, copies of each annual report of the Company and each other report furnished by the Company to its stockholders and will deliver to the Representatives, (i) as soon as they are available, copies of any other reports (financial or other) which the Company shall publish or otherwise make available to any of its stockholders as such, (ii) as soon as they are available, copies of any reports and financial statements furnished to or filed with the Commission or any national securities exchange and (iii) from time to time such other information concerning the Company as you may reasonably request.

                  (h) The Company will use its best efforts to receive an official notice of issuance, on the Nasdaq National Market, for the Stock to be issued and sold by the Company and will use its best efforts to maintain such listing for a period of five (5) years after the effective date of the Registration Statement.

                  (i) The Company will maintain a transfer agent and registrar for its Common Stock.

                  (j) For a period of 24 months after the effective date of the Registration Statement, prior to filing its quarterly reports on Form 10-Q, the Company will have its independent auditors perform a limited quarterly review of its quarterly numbers.

                  (k) The Company will not offer, sell, assign, transfer, encumber, contract to sell, grant an option to purchase or otherwise dispose of any shares of Common Stock or securities convertible into or exercisable or exchangeable for Common Stock during the 180 days following the effective date of the Registration Statement (the "Lock-up Period"), other than (i) the Company's sale of Common Stock hereunder, (ii) the Company's issuance of Common Stock upon the exercise or conversion of convertible securities, warrants and stock options which are outstanding on the date hereof and described in the Prospectus, (iii) the issuance by the Company of options to purchase shares of Common Stock pursuant to employee and director stock plans described in the Prospectus, (iv) with the prior written consent of Cowen, the issuance by the Company of Common Stock or securities convertible into or exercisable or exchangeable for Common Stock in connection with the execution and delivery of any research and development, licensing, distribution or other similar arrangement, and
         (v) with the prior written consent of Cowen, the issuance by the Company of Common Stock or securities convertible into or exercisable or exchangeable for Common Stock pursuant to an acquisition by the Company, provided, however, in the case of issuances by the Company pursuant to clauses (iv) or (v) above, the holder of such securities executes and delivers to Cowen a letter in the form of Exhibit IV covering subsequent transfers by such holder during the Lock-Up Period.

                  (l) The Company will apply the net proceeds from the sale of the Stock as set forth in the description under "Use of Proceeds" in the Prospectus.

                  (m) The Company will supply you with copies of all correspondence to and from, and all documents issued to and by (i) the Commission in connection with the registration of the Stock under the Securities Act, and (ii) the Nasdaq National Market, in connection with the listing of the Stock on the Nasdaq National Market.

                  (n) Prior to the Closing Dates the Company will furnish to you, as soon as they have been prepared, copies of any unaudited interim financial statements of the Company for any periods subsequent to the periods covered by the financial statements appearing in the Registration Statement and the Prospectus.

                  (o) Prior to the Closing Dates the Company will issue no press release or other communications directly or indirectly and hold no press conference with respect to the Company, the financial condition, results of operation, business, prospects, assets or liabilities of the Company, or the offering of the Stock, without your prior written consent. For a period of twelve (12) months following the Closing Date, the Company will use its best efforts to provide to you copies of each press release or other public communications with respect to the financial condition, results of operations, business, prospects, assets or liabilities of the Company contemporaneously with the public issuance thereof.

         5. Payment of Expenses. The Company will pay (directly or by reimbursement) all costs, fees and expenses incurred in connection with expenses incident to the performance of its obligations under this Agreement and in connection with the transactions contemplated hereby, including but not limited to (i) all expenses and taxes incident to the issuance and delivery of the Stock to the Representatives; (ii) all expenses incident to the registration of the Stock under the Securities Act; (iii) the costs of preparing stock certificates (including printing and engraving costs); (iv) all fees and expenses of the registrar and transfer agent of the Stock; (v) all necessary issue, transfer and other stamp taxes in connection with the issuance and sale of the Stock to the Underwriters; (vi) fees and expenses of the Company's counsel and the Company's independent accountants; (vii) all costs and expenses incurred in connection with the preparation, printing, filing, shipping and distribution of the Registration Statement, each Preeffective Prospectus and the Prospectus (including all exhibits and financial statements) and all amendments and supplements provided for herein, the Blue Sky Memoranda and this Agreement;
(viii) all filing fees, attorneys' fees and expenses incurred by the Company or the Underwriters in connection with exemptions from the qualifying or registering (or obtaining qualification or registration of) all or any part of the Stock for offer and sale and determination of its eligibility for investment under the Blue Sky or other securities laws of such jurisdictions as the Representatives may designate; (ix) all fees and expenses paid or incurred in connection with filings made with the NASD; and (x) all other costs and expenses incident to the performance of its obligations hereunder which are not otherwise specifically provided for in this Section.

         6. Indemnification and Contribution. (a) The Company agrees to indemnify and hold harmless each Underwriter and each person, if any, who controls such Underwriter within the meaning of the Securities Act and the respective officers, directors, partners, employees, representatives and agents of each of such Underwriter (collectively, the

"Underwriter Indemnified Parties" and, each, an "Underwriter Indemnified Party"), against any losses, claims, damages, liabilities or expenses (including, unless the Company elects to assume the defense, the reasonable cost of investigating and defending against any claims therefor and counsel fees incurred in connection therewith), joint or several, which may be based upon the Securities Act, or any other statute or at common law, on the ground or alleged ground that any Preeffective Prospectus, the Registration Statement or the Prospectus (or any Preeffective Prospectus, the Registration Statement or the Prospectus as from time to time amended or supplemented) includes or allegedly includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading, unless such statement or omission was made in reliance upon, and in conformity with, written information furnished to the Company by any Underwriter, directly or through the Representatives, specifically for use in the preparation thereof; provided, however, that the indemnity agreement contained in this Section 6(a) with respect to any Preeffective Prospectus shall not inure to the benefit of any Underwriter from whom the person asserting any such losses, claims, damages, liabilities or expenses purchased the Stock which is the subject thereof (or the benefit of any person controlling such Underwriter), if at or prior to the written confirmation of the sale of such Stock a copy of the Prospectus (as from time to time amended and supplemented) was not sent or delivered to such person and the untrue statement or omission of a material fact contained in such Preeffective Prospectus was corrected in the Prospectus (as from time to time amended and supplemented) unless such failure is the result of noncompliance by the Company with Sections 4(c) or 4(d) hereof; and provided, further, that in no case is the Company to be liable with respect to any claims made against any Underwriter Indemnified Party against whom the action is brought unless such Underwriter Indemnified Party shall have notified the Company in writing within a reasonable time after the summons or other first legal process giving information of the nature of the claim shall have been served upon the Underwriter Indemnified Party, but failure to notify such Company Indemnified Party of such claim shall not relieve it from any liability which it may have to any Underwriter Indemnified Party otherwise than on account of its indemnity agreement contained in this paragraph. The Company will be entitled to participate at its own expense in the defense or, if it so elects, to assume the defense of any suit brought to enforce any such liability, but if the Company elects to assume the defense, such defense shall be conducted by counsel chosen by it. In the event the Company elects to assume the defense of any such suit and retain such counsel, any of the Underwriter Indemnified Parties, defendant or defendants in the suit, may retain additional counsel but shall bear the fees and expenses of such counsel unless (i) the Company shall have specifically authorized the retaining of such counsel or (ii) the Underwriter Indemnified Parties have reasonably determined that there may be a conflict between the positions of the Company and of the Underwriter Indemnified Parties in conducting the defense of such action, suit, investigation, inquiry or proceedings, in which case counsel for the Underwriter Indemnified Parties shall be entitled to conduct the defense at the expense of the Company to the extent reasonably determined by such counsel to be necessary to protect the interests of the Underwriter Indemnified Parties, and the Company may participate in such defense to the extent that such defense is not being conducted by such counsel. It is agreed, however, that the Company shall not, in connection with any suit or proceeding in the same jurisdiction, be liable for the fees and expenses of more than one separate firm (except for any firm responsible for overall coordination of the matter or matters). The Company shall not be liable for the settlement of any claim or proceeding effected without its written consent but if settled with such consent or if there be a final judgment for the plaintiff for which the Company is liable to provide indemnification as set forth in this Section 6, the Company shall indemnify the Underwriter Indemnified Parties from and against any loss or liability by reason of such settlement or judgment. This indemnity agreement is not exclusive and will be in addition to any liability which the Company might otherwise have and shall not limit any rights or remedies which may otherwise be available at law or in equity to each Underwriter Indemnified Party.

                  (b) Each Underwriter severally agrees to indemnify and hold harmless the Company, each of its directors, each of its officers who have signed the Registration Statement and each person, if any, who controls the Company within the meaning of the Securities Act (collectively, the "Company Indemnified Parties") against any losses, claims, damages, liabilities or expenses (including, unless the Underwriter or Underwriters elect to assume the defense, the reasonable cost of investigating and defending against any claims therefor and counsel fees incurred in connection therewith), joint or several, which arise out of or are based in whole or in part upon the Securities Act, the Exchange Act or any other federal, state, local or foreign statute or regulation, or at common law, on the ground or alleged ground that any Preeffective Prospectus, the Registration Statement or the Prospectus (or any Preeffective Prospectus, the Registration Statement or the Prospectus, as from time to time amended and supplemented) includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances in which they were made, not misleading, but only insofar as any such statement or omission was made in reliance upon, and in conformity with, written information furnished to the Company by such Underwriter, directly or through the Representatives, specifically for use in the preparation thereof; provided, however, that in no case is such Underwriter to be liable with respect to any claims made against any Company Indemnified Party against whom the action is brought unless such Company Indemnified Party shall have notified such Underwriter in writing within a reasonable time after the summons or other first legal process giving information of the nature of the claim shall have been served upon the Company Indemnified Party, but failure to notify such Underwriter of such claim shall not relieve it from any liability which it may have to any Company Indemnified Party otherwise than on account of its indemnity agreement contained in this paragraph. Such Underwriter shall be entitled to participate at its own expense in the defense, or, if it so elects, to assume the defense of any suit brought to enforce any such liability, but, if such Underwriter elects to assume the defense, such defense shall be conducted by counsel chosen by it. In the event that any Underwriter elects to assume the defense of any such suit and retain such counsel, the Company Indemnified Parties and any other Underwriter or Underwriters or controlling person or persons, defendant or defendants in the suit, shall bear the fees and expenses of any additional counsel retained by them, respectively, unless the Company Indemnified Party has reasonably determined that there may be a conflict between the positions of the Underwriter Indemnified Parties and the Company Indemnified Party in conducting the defense of such action, suit, investigation, inquiry or proceedings, in which case counsel for the Company Indemnified Party shall be entitled to conduct the defense at the expense of the Underwriter to the extent reasonably determined by such counsel to be necessary to protect the interests of the Company Indemnified Party, and the Underwriter may participate in such defense to the extent that such defense is not being conducted by such counsel. The Underwriter against whom indemnity may be sought shall not be liable to indemnify any person for any settlement of any such claim effected without such Underwriter's consent. This indemnity agreement is not exclusive and will be in addition to any liability which such Underwriter might otherwise have and shall not limit any rights or remedies which may otherwise be available at law or in equity to any Company Indemnified Party.

                  (c) If the indemnification provided for in this Section 6 is unavailable or insufficient to hold harmless an indemnified party under subsection (a) or (b) above in respect of any losses, claims, damages, liabilities or expenses (or actions in respect thereof) referred to herein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities or expenses (or actions in respect thereof) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the Underwriters on the other from the offering of the Stock. If, however, the allocation provided by the immediately preceding sentence is not permitted by applicable law, then each indemnifying party shall contribute to such amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company on the one hand and the Underwriters on the other in connection with the statements or omissions which resulted in such losses, claims, damages, liabilities or expenses (or actions in respect thereof), as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and the Underwriters on the other shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the Company bear to the total underwriting discounts and commissions received by the Underwriters, in each case as set forth in the table on the cover page of the Prospectus. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or the Underwriters and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and the Underwriters agree that it would not be just and equitable if contribution were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above. The amount paid or payable by an indemnified party as a result of the losses, claims, damages, liabilities or expenses (or actions in respect thereof) referred to above shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating, defending, settling or compromising any such claim. Notwithstanding the provisions of this subsection (c), no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the shares of the Stock underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. The Underwriters' obligations to contribute are several in proportion to their respective underwriting obligations and not joint. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

         7. Survival of Indemnities, Representations, Warranties, etc. The respective indemnities, covenants, agreements, representations, warranties and other statements of the Company and the several Underwriters, as set forth in this Agreement or made by them respectively, pursuant to this Agreement, shall remain in full force and effect, regardless of any investigation made by or on behalf of any Underwriter, the Company or any of its officers or directors or any controlling person, and shall survive delivery of and payment for the Stock.

         8. Conditions of Underwriters' Obligations. The respective obligations of the several Underwriters hereunder at each Closing Date shall be subject to the accuracy, at and (except as otherwise stated herein) as of the date hereof and at and as of such Closing Date, of the representations and warranties made herein by the Company, to compliance at and as of such Closing Date by the Company with its covenants and agreements herein contained and other provisions hereof to be satisfied at or prior to such Closing Date, and to the following additional conditions:

                  (a) The Registration Statement shall have become effective and no stop order suspending the effectiveness thereof shall have been issued and no proceedings for that purpose shall have been initiated or, to the knowledge of the Company or the Representatives, shall be threatened by the Commission, and any request for additional information on the part of the Commission (to be included in the Registration Statement or the Prospectus or otherwise) shall have been complied with to the reasonable satisfaction of the Representatives. Any filings of the Prospectus, or any supplement thereto, required pursuant to Rule 424(b) or Rule 434 of the Rules and Regulations, shall have been made in the manner and within the time periods required by Rule 424 (b) and Rule 434 of the Rules and Regulations, as the case may be.

                  (b) The Representatives shall have been satisfied that there shall not have occurred any change prior to the Closing Dates in the condition (financial or otherwise), properties, business, management, prospects, net worth or results of operations of the Company (other than the continued incurrence of losses in the ordinary course of business), or any change in the capital stock (other than issuances of stock pursuant to the exercise of warrants or options to purchase shares of Common Stock permitted under Section 4(k)), short-term or long-term debt of the Company (other than changes contemplated by the Prospectus), such that (i) the Registration Statement or the Prospectus, or any amendment or supplement thereto, contains an untrue statement of fact which, in the opinion of the Representatives, is material, or omits to state a fact which, in the opinion of the Representatives, is required to be stated therein or is necessary to make the statements therein not misleading, or (ii) it is unpracticable in the reasonable judgment of the Representatives to proceed with the public offering or purchase the Stock as contemplated hereby.

                  (c) The Representatives shall be satisfied that no legal or governmental action, suit or proceeding affecting the Company which is material and adverse to the Company or which affects or may affect the Company's ability to perform its obligations under this Agreement shall have been instituted or threatened, and there shall have occurred no material adverse development in any existing such action, suit or proceeding.

                  (d) At the time of execution of this Agreement, the Representatives shall have received from Coopers & Lybrand LLP, independent certified public accountants, a letter, dated the date hereof, in form and substance satisfactory to the Underwriters.

                  (e) The Representatives shall have received from Coopers & Lybrand LLP, a letter, dated as of such Closing Date, to the effect that such accountants reaffirm, as of such Closing Date, and as though made on such Closing Date, the statements made in the letter furnished by such accountants pursuant to paragraph (d) of this Section 8.

                  (f) The Representatives shall have received from Hale and Dorr LLP, counsel for the Company, an opinion dated as of such Closing Date, to the effect set forth in Exhibit I hereto.

                  (g) The Representatives shall have received from Welsh & Katz, Ltd., patent counsel for the Company, and Hale and Dorr LLP, as counsel for the Company, an opinion dated as of such Closing Date, to the effect set forth in Exhibit II hereto.

                  (h) The Representatives shall have received from Covington & Burling, regulatory counsel for the Company, an opinion dated as of such Closing Date, to the effect set forth in Exhibit III hereto.

                  (i) The Representatives shall have received from Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C., counsel for the Underwriters, an opinion dated as of such Closing Date, as to customary matters with respect to the incorporation of the Company, the validity of the Stock, the Registration Statement and the Prospectus and such other related customary matters as it may reasonably request, and the Company shall have furnished to such counsel such documents as they may request for the purpose of enabling them to pass upon such matters.

                  (j) The Representatives shall have received a certificate, dated as of such Closing Date, of the chief executive officer and the chief financial or accounting officer of the Company on behalf of the Company to the effect that:

                           (i) No stop order suspending the effectiveness of the
                  Registration Statement has been issued, and, to the best of the knowledge of the signers, no proceedings for that purpose have been instituted or are pending or contemplated under the Securities Act;

                           (ii) Neither any Preeffective Prospectus, as of its
                  date, nor the Registration Statement nor the Prospectus, nor any amendment or supplement thereto, as of the time when the Registration Statement became effective and at all times subsequent thereto up to the delivery of such certificate, included any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

                           (iii) Subsequent to the respective dates as of which
                  information is given in the Registration Statement and the Prospectus, and except as set forth or contemplated in the Prospectus, the Company has not incurred any material liabilities or obligations, direct or contingent, nor entered into any material transactions not in the ordinary course of business, there has not been any material adverse change in the condition (financial or otherwise), properties, business, prospects, net worth or results of operations of the Company (other than the continued incurrence of losses in the ordinary course of business), or any change in the capital stock (other than issuances of stock pursuant to the exercise of warrants or options to purchase shares of Common Stock permitted under
                  Section 4(k)), short-term or long-term debt of the Company, nor has the Company repurchased or otherwise acquired any of the Company's capital stock;

                           (iv) The representations and warranties of the
                  Company in this Agreement are true and correct at and as of such Closing Date, and the Company has complied with all the agreements and performed or satisfied all the conditions on its part to be performed or satisfied at or prior to such Closing Date; and

                           (v) Since the respective dates as of which
                  information is given in the Registration Statement and the Prospectus, and except as disclosed in or contemplated by the Prospectus, (A) the business and operations conducted by the Company have not sustained a loss by strike, fire, flood, accident or other calamity (whether or not insured) of such a character as to interfere materially and adversely with the conduct of the business and operations of the Company; (B) no legal or governmental action, suit or proceeding affecting the Company which is material and adverse to the Company or which affects or may affect the Company's ability to perform its obligations under this Agreement has been instituted or threatened, and no material adverse development in any existing such action, suit or proceeding has occurred; and (C) the Company has not declared or paid any dividend, or made any other distribution, upon its outstanding capital stock payable to stockholders of record on a date prior to such Closing Date.

                  (k) The Company shall have furnished to the Representatives such additional certificates as the Representatives may have reasonably requested, including, without limitation, certificates as to the accuracy, at and as of the Closing Date, of the representations and warranties made herein by it and as to compliance at and as of the Closing Dates by it with its covenants and agreements herein contained and other provisions hereof to be satisfied at or prior to the Closing Dates, and as to satisfaction of the other conditions to the obligations of the Underwriters hereunder.

                  (l) Cowen shall have received a letter in the form attached hereto as Exhibit IV from the officers, directors, holders of convertible notes, holders of convertible stock and holders of Common Stock listed in Schedule B.

                  All opinions, certificates, letters and other documents will be in compliance with the provisions hereunder only if they are reasonably satisfactory in form and substance to the Representatives. The Company will furnish to the Representatives conformed copies of such opinions, certificates, letters and other documents as the Representatives shall reasonably request. If any of the conditions hereinabove provided for in this Section shall not have been satisfied when and as required by this Agreement, this Agreement may be terminated by the Representatives by notifying the Company of such termination in writing or by telegram at or prior to the Closing Date, but Cowen shall be entitled to waive any of such conditions.

         9. Effective Date. This Agreement shall become effective immediately as to Sections 5, 6, 7, 9, 10, 11, 13, 14, 15, 16 and 17 hereof and, as to all other provisions, at 11:00 am. Boston Time on the first full business day following the effectiveness of the Registration Statement or at such earlier time after the Registration Statement becomes effective as the Representatives may determine on and by notice to the Company or by release of any of the Stock for sale to the public. For the purposes of this Section 9, the Stock shall be deemed to have been so released upon the release for publication of any newspaper advertisement relating to the Stock or upon the release by you of telegrams (i) advising Underwriters that the shares of Stock are released for public offering or (ii) offering the Stock for sale to securities dealers, whichever may occur first.

         10. Termination. This Agreement (except for the provisions of Section 5 hereof) may be terminated by the Company at any time before it becomes effective in accordance with Section 9 hereof by notice to the Representatives and may be terminated by the Representatives at any time before it becomes effective in accordance with Section 9 hereof by notice to the Company. In the event of any termination of this Agreement under this or any other provision of this Agreement, there shall be no liability of any party to this Agreement to any other party, other than as provided in Sections 5, 6 and 11 hereof and other than as provided in Section 12 hereof as to the liability of defaulting Underwriters.

         This Agreement may be terminated after it becomes effective with respect to Common Stock to be purchased at Closings that have not yet occurred by the Representatives by notice to the Company (i) if at or prior to the First Closing Date or Option Closing Date trading in securities on Nasdaq National Market System shall have been suspended or minimum or maximum prices shall have been established on any such exchange or market, or a banking moratorium shall have been declared by New York or United States authorities; (ii) trading of any securities of the Company shall have been suspended on any exchange or in any over-the-counter market; (iii) if at or prior to the First Closing Date or Option Closing Date there shall have been (A) an outbreak or escalation of hostilities between the United States and any foreign power or of any other insurrection or armed conflict involving the United States or (B) any change in financial markets or any calamity or crisis which, in the judgment of the Representatives, makes it impractical or inadvisable to offer or sell the Firm Stock or Optional

Stock, as applicable, on the terms contemplated by the Prospectus; (iv) if there shall have been any development or prospective development involving particularly the business or properties or securities of the Company or the transactions contemplated by this Agreement, which, in the judgment of the Representatives, makes it impracticable or inadvisable to offer or deliver the Firm Stock or the Optional Stock, as applicable, on the terms contemplated by the Prospectus; (v) if there shall be any litigation or proceeding, pending or threatened, which, in the judgment of the Representatives, makes it impracticable or inadvisable to offer or deliver the Firm Stock or Optional Stock, as applicable, on the terms contemplated by the Prospectus; or (vi) if there shall have occurred any of the events specified in the immediately preceding clauses (i) - (v) together with any other such event that makes it, in the judgment of the Representatives, impractical or inadvisable to offer or deliver the Firm Stock or Optional Stock, as applicable, on the terms contemplated by the Prospectus.

         11. Reimbursement of Underwriters. Notwithstanding any other provisions hereof, if this Agreement shall not become effective by reason of any election of the Company pursuant to the first paragraph of Section 10 hereof or shall be terminated by the Representatives under Section 8 before the occurrence of the First Closing or the second paragraph of Section 10 hereof, the Company will bear and pay the expenses specified in Section 5 hereof and, in addition to its obligations pursuant to Section 6 hereof, the Company will reimburse the reasonable out-of-pocket expenses of the several Underwriters (including reasonable fees and disbursements of counsel for the Underwriters) incurred in connection with this Agreement and the proposed purchase of the Stock, and promptly upon demand the Company will pay such amounts to you as Representatives.

         12. Substitution of Underwriters. If any Underwriter or Underwriters shall default in its or their obligations to purchase shares of Stock hereunder and the aggregate number of shares which such defaulting Underwriter or Underwriters agreed but failed to purchase does not exceed ten percent (10%) of the total number of shares underwritten, the other Underwriters shall be obligated severally, in proportion to their respective commitments hereunder, to purchase the shares which such defaulting Underwriter or Underwriters agreed but failed to purchase. If any Underwriter or Underwriters shall so default and the aggregate number of shares with respect to which such default or defaults occur is more than ten percent (10%) of the total number of shares underwritten and arrangements satisfactory to the Representatives and the Company for the purchase of such shares by other persons are not made within forty-eight (48) hours after such default, this Agreement shall terminate.

         If the remaining Underwriters or substituted Underwriters are required hereby or agree to take up all or part of the shares of Stock of a defaulting Underwriter or Underwriters as provided in this Section 12, (i) the Company shall have the right to postpone the Closing Dates for a period of not more than five (5) full business days in order that the Company may effect whatever changes may thereby be made necessary in the Registration Statement or the Prospectus, or in any other documents or arrangements, and the Company agrees promptly to file any amendments to the Registration Statement or supplements to the Prospectus which may thereby be made necessary, and (ii) the respective numbers of shares to be purchased by the remaining Underwriters or substituted Underwriters shall be taken as the basis of their underwriting obligation for all purposes of this Agreement. Nothing herein contained shall relieve any defaulting Underwriter of its liability to the Company or the other Underwriters for damages occasioned by its default hereunder. Any termination of this Agreement pursuant to this Section 12 shall be without liability on the part of any non-defaulting Underwriter or the Company, except for expenses to be paid or reimbursed pursuant to Section 5 hereof and except for the provisions of
Section 6 hereof.

         13. Notices. All communications hereunder shall be in writing and, if sent to the Underwriters shall be mailed, delivered, telecopied or telegraphed and confirmed to you, as their Representatives c/o Cowen & Company at Financial Square, New York, New York 10005 except that notices given to an Underwriter pursuant to Section 6 hereof shall be sent to such Underwriter at the address furnished by the Representatives or, if sent to the Company, shall be mailed, delivered, telecopied or telegraphed and confirmed c/o Chief Executive Officer, Ascent Pediatrics, Inc., 187 Ballardvale Street, Wilmington, MA 01887, with a copy to the Company's counsel, Hale and Dorr LLP, 60 State Street, Boston, MA 02109, Attention: David E. Redlick, Esquire, or such other address or addresses of which the Company may provide notice to the Underwriters in accordance with the terms hereof.

         14. Successors. This Agreement shall inure to the benefit of and be binding upon the several Underwriters, the Company and their respective successors and legal representatives. Nothing expressed or mentioned in this Agreement is intended or shall be construed to give any person other than the persons mentioned in the preceding sentence any legal or equitable right, remedy or claim under or in respect of this Agreement, or any provisions herein contained, this Agreement and all conditions and provisions hereof being intended to be and being for the sole and exclusive benefit of such persons and for the benefit of no other person; except that the representations, warranties, covenants, agreements and indemnities of the Company contained in this Agreement shall also be for the benefit of the person or persons, if any, who control any Underwriter or Underwriters within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act and the respective officers, directors, partners, employees, representatives and agents of each such Underwriter, and the indemnities of the several Underwriters shall also be for the benefit of each director of the Company, each of its officers who has signed the Registration Statement and the person or persons, if any, who control the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act.

         15. Applicable Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

         16. Authority of the Representatives. In connection with this Agreement, you will act for and on behalf of the several Underwriters, and any action taken under this Agreement by Cowen, as Representative, will be binding on all the Underwriters.

         17. Partial Unenforceability. The invalidity or unenforceability of any Section, paragraph or provision of this Agreement shall not affect the validity or enforceability of any other Section, paragraph or provision hereof. If any Section, paragraph or provision of this Agreement is for any reason determined to be invalid or unenforceable, there shall be deemed to be made such minor changes (and only such minor changes) as are necessary to make it valid and enforceable.

         18. General. This Agreement constitutes the entire agreement of the parties to this Agreement and supersedes all prior written or oral and all contemporaneous oral agreements, understandings and negotiations with respect to the subject matter hereof.

         In this Agreement, the masculine, feminine and neuter genders and the singular and the plural include one another. The section headings in this Agreement are for the convenience of the parties only and will not affect the construction or interpretation of this Agreement. This Agreement may be amended or modified, and the observance of any term of this Agreement may be waived, only by a writing signed by the Company and the Representatives.

         19. Counterparts. This Agreement may be signed in two (2) or more counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.



               [THE REMAINDER OF THIS PAGE IS INTENTIONALLY BLANK]

         If the foregoing correctly sets forth our understanding, please indicate your acceptance thereof in the space provided below for that purpose, whereupon this letter and your acceptance shall constitute a binding agreement between us.


                                    Very truly yours,

                                    ASCENT PEDIATRICS, INC.


                                    By:_______________________________
                                       Alan R. Fox, President and
                                       Chief Executive Officer

Accepted and delivered
as of the date first above written.

COWEN & COMPANY
VOLPE BROWN WHELAN & COMPANY LLC
ADAMS, HARKNESS & HILL, INC.
         Acting on their own behalf
         and as Representatives of several
         Underwriters referred to in the
         foregoing Agreement.

         By:  COWEN & COMPANY

         By:  Cowen Incorporated,
              its general partner

         By:___________________________
              Title:


         By:  VOLPE BROWN WHELAN & COMPANY LLC

         By:____________________________
              Title:


         By:  ADAMS HARKNESS & HILL, INC.

         By:____________________________
              Title:

                                   SCHEDULE A


                                                             Number of
                                                             Shares of
                                                             Firm Stock
                                                               to be
             Name                                            Purchased
             ----                                            ---------

Cowen & Company.................

Volpe Brown Whelan & Company LLC........

Adams, Harkness & Hill, Inc..........


















                                                             ---------
         Total . . . . . . . .
                                                             =========

                                   SCHEDULE B


                  [LIST OF OFFICERS, DIRECTORS AND STOCKHOLDERS
                    SUBJECT TO WAIVER AND LOCK-UP AGREEMENTS]

                                    EXHIBIT I


(i) The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware with corporate power and authority to own or lease its properties and conduct its business as described in the Prospectus; the Company is duly qualified to transact business in the Commonwealth of Massachusetts.

(ii) The Company has authorized and, to the best of our knowledge based on our review of the Company's stock record books, outstanding capital stock as set forth under the caption "Capitalization" in the Prospectus; the authorized shares of its Common Stock have been duly authorized; the outstanding shares of its Common Stock have been duly authorized and validly issued and are fully paid and non-assessable; the Stock conforms in all material respects to the description thereof contained in the Prospectus; the certificates for the Stock, assuming they are in the form filed with the Commission, are in due and proper form; the shares of Common Stock, including the Optional Stock, if any, to be sold by the Company pursuant to the Underwriting Agreement have been duly authorized and will be validly issued, fully paid and non-assessable when issued and paid for as contemplated by the Underwriting Agreement; and to such counsel's knowledge, no preemptive rights of stockholders exist with respect to the Stock or the issue or sale thereof.

(iii) Except as described in or contemplated by the Prospectus, to such counsel's knowledge, there are no outstanding securities of the Company convertible or exchangeable into or evidencing the right to purchase or subscribe for any shares of capital stock of the Company, and there are no outstanding or authorized options, warrants or rights of any character obligating the Company to issue any shares of its capital stock or any securities convertible or exchangeable into or evidencing the right to purchase or subscribe for any shares of such stock; and except as described in the Prospectus, to such counsel's knowledge, there is no holder of any securities of the Company or any other person who has the right, contractual or otherwise which has not been effectively waived, to cause the Company to sell or otherwise issue to them, or to permit them to underwrite the sale of, any of the Stock or the right to have any Common Stock or other securities of the Company included in the Registration Statement or the right, as a result of the filing of the Registration Statement, to require registration under the Securities Act of any Common Stock or other securities of the Company within 180 days after the effective date of the Registration Statement.

(iv) The Registration Statement has become effective under the Act and, to such counsel's knowledge, no stop order proceedings with respect thereto have been instituted or are pending or threatened under the Securities Act.

(v) The Registration Statement, the Prospectus and each amendment or supplement thereto comply as to form in all material respects with the requirements of the Securities Act and the Rules and Regulations (except that we express no opinion as to the financial statements and notes thereto, and other financial information included therein).

(vi) The statements in the Prospectus under the caption "Description of Capital Stock" and in Items 14 and 15 of the Registration Statement, insofar as such statements constitute a summary of matters of law, are accurate in all material respects.

(vii) Such counsel knows of no contracts or documents required to be filed as exhibits to the Registration Statement or described in the Registration Statement or the Prospectus which are not so filed or described as required.

(viii) Such counsel does not know of any legal or governmental proceedings pending or threatened to which the Company is a party or to which any of the properties of the Company are subject that are required to be described in the Registration Statement or the Prospectus and are not so described.

(ix) The execution and delivery by the Company of the Underwriting Agreement and the consummation of the transactions therein contemplated do not and will not conflict with or result in a breach of any of the terms or provisions of, or constitute a default under, (A) the Charter or By-laws of the Company or (B) any agreement filed as an exhibit to the Registration Statement, or (C) any judgment, order or decree known to such counsel applicable to the Company of any governmental body, agency or court having jurisdiction over the Company.

(x) No approval, consent, order, authorization, designation, declaration, qualification or filing of, by or with any regulatory, administrative or other governmental body or agency is required for the execution, delivery or performance by the Company of its obligations under the Underwriting Agreement and the consummation of the transaction contemplated thereby, except such as may be required by the Securities Act and the applicable rules and regulations of the Commission thereunder (all of which have been obtained), and the Securities or Blue Sky Laws of the various states in connection with the offer and sale of the Stock by the underwriters.

(xi) The Underwriting Agreement has been duly authorized, executed and delivered by the Company.

(xii) The Stock issued and sold by the Company has been approved for listing on The Nasdaq National Market upon official notice of issuance.

(xiii) The Company is not an investment company under the Investment Company Act of 1940.

         In rendering such opinion Hale and Dorr LLP may rely as to matters governed by the laws of states other than Delaware or Massachusetts or Federal laws on local counsel in such jurisdictions, provided that in each case Hale and Dorr LLP shall state that they believe that they and the Underwriters are justified in relying on such other counsel.

         In rendering such opinion, such counsel shall also make the following statements:

         In connection with the preparation of the Registration Statement and the Prospectus, we have participated in conferences with officers and representatives of the Company, representatives of the Underwriters and the independent accountants of the Company, at which conferences we made inquiries of such persons and others and discussed the contents of the Registration Statement and the Prospectus. We have not independently verified the statements made in the Registration Statement and Prospectus, and we cannot and do not assume responsibility for the accuracy of completeness thereof. On the basis of such participation, inquiries and discussions, no facts have come to our attention which have caused us to believe that: (a) the Registration Statement, as of the effective date thereof (but after giving effect to changes incorporated pursuant to Rule 430A under the Act), contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading (except that we express no such view with respect to the financial statements, including the notes and schedules thereto, or any financial or accounting information, or information relating to the Underwriters or the method of distribution of the Stock by the Underwriters included therein or the statements in the Prospectus relating to intellectual property to which Welsh & Katz, Ltd., has provided to you a separate legal opinion (the "Intellectual Property Statements") or the statements in the Registration Statement relating to certain regulatory matters as to which Covington & Burling has provided to you a separate legal opinion (the "Regulatory Statements")); or (b) the Prospectus, as of the date it was filed with the Commission pursuant to Rule 424(b) under the Act, contained any untrue statement of a material fact or omitted to state any material fact necessary in order to make the statements therein, in light of the circumstances under which they are made, not misleading (except that we express no such view with respect to the financial statements, including the notes and schedules thereto, or any other financial or accounting information, or information relating to the Underwriters or the method of distribution of the Stock by the Underwriters included therein or the Intellectual Property Statements or the Regulatory Statements of the Prospectus).

                                   EXHIBIT II

Hale and Dorr LLP is providing this opinion with respect to the patent rights relating to Primsol Trimethoprim Solution; Welsh & Katz, Ltd. is providing this opinion with respect to all other patent rights of the Company. This opinion is limited to the specific patent matters as to which Hale and Dorr LLP and Welsh & Katz, Ltd. were consulted by the Company.

(i) The statements in the Registration Statement and Prospectus (A) under the caption "Risk Factors - Uncertainty Regarding Patents and Proprietary Rights" and (B) under the caption "Business - Patents, Trade Secrets, Licenses, and Trademarks" insofar as such statements constitute summaries of the patent matters set forth therein are accurate statements in all material respects, provided, however, that we have relied on the representations of the Company with respect to the factual matters contained in such statements.

(ii) Based on the limits of the representation of counsel, no facts have come to the attention of such counsel which would form a reasonable basis for us to conclude that (a) the Registration Statement or any amendment thereto, or (b) the Prospectus, as amended or supplemented, contain any untrue statement of a material fact with respect to the patent position of the Company or omit to state any material fact relating to the patent position of the Company, which is necessary to make the statements contained therein not misleading.

(iii) Based on representations by the Company that no interests have been conveyed to third parties which have not been recorded in the United States Patent and Trademark Office (the "PTO"), the Company has clear record title to their respective United States patents and patent applications identified in Schedule A to this opinion.

(iv) Based on the limits of the representation of counsel, no facts have come to our attention that would form a reasonable basis for us to conclude that any of the United States patents owned by or licensed to the Company is unenforceable or invalid. Except as described and qualified in the Prospectus, to the best of our knowledge, there are no patents of others which are or would be infringed by specific, current or proposed products or processes referred to in the Prospectus in such manner as to materially and adversely affect the Company and the Company has not received any notice of any pending or threatened action, suit, proceeding or claim by others that the Company is infringing any patent which reasonably could be expected to have a material adverse effect on the Company.

(v) To the knowledge of such counsel, the Company has not received any notice that there are legal or governmental proceedings pending relating to the United States patent rights of the Company, other than PTO review of pending applications for patents, including appeal proceedings, and, to the best of our knowledge, the Company has not received any notice that such proceedings are threatened or contemplated by United States governmental authorities or others which reasonably could be expected to have a material adverse effect on the Company, except as described in the Registration

         Statement and the Prospectus.

(vi) We do not know of any material contracts relating to the Company's patents or patent applications or licenses to the Company of patented technology other than those described in the Registration Statement and the Prospectus or identified on Schedule A.

                                   EXHIBIT III


         The statements in the Prospectus under the captions "Risk Factors - Uncertainty Related to Approval of Primsol Trimethoprim Solution" and "- No Assurance of Regulatory Approval; Extensive Government Regulation", and "Business - Products and Products Under Development" and "- Government Regulation", insofar as such statements purport to summarize applicable provisions of the FDA Act and the regulations promulgated thereunder, are accurate summaries in all material respects of the provisions purported to be summarized under such captions in the Prospectus.

                  During the course of preparation of the Registration Statement, we participated in certain discussions with officers of the Company as to the FDA regulatory matters dealt with under the captions "Risk Factors - Uncertainty Related to Approval of Primsol Trimethoprim Solution" and "- No Assurance of Regulatory Approval; Extensive Government Regulation", and "Business - Products and Products Under Development" and "- Government Regulation" in the Prospectus. While we have not undertaken to determine independently, and we do not assume any responsibility for, the accuracy, completeness, or fairness of the statements under such captions in the Prospectus, we may state on the basis of these discussions and our activities as special FDA regulatory counsel to the Company in connection with our review of the statements contained in such captioned sections that no facts have come to our attention which cause us to believe the statements in the Prospectus under such captions, insofar as such statements related to FDA regulatory matters, at the time the Registration Statement became effective, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statement therein not misleading, or as of the date hereof, contains an untrue statement of a material fact or omits to state a material fact, necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

                                   EXHIBIT IV


                      FORM OF WAIVER AND LOCK-UP AGREEMENT




Cowen & Company
Volpe, Welty & Company
Adams, Harkness & Hill
c/o Cowen & Company
Financial Square
New York, New York  10005

Ladies and Gentlemen:

         Ascent Pediatrics, Inc. (the "Company") proposes to sell certain shares of its Common Stock, $.00004 par value per share (the "Common Stock"), in an initial public offering for which Cowen & Company ("Cowen"), Volpe, Welty & Company and Adams, Harkness & Hill are acting as the representatives (the "Representatives") of the several Underwriters (collectively, the "Underwriters"). In order to induce the Company and the Representatives to enter into an underwriting agreement (the "Underwriting Agreement") with respect to the sale of shares of the Common Stock to the Underwriters named therein pursuant to a Registration Statement to be filed by the Company on Form S-1 (the "Registration Statement") under the Securities Act of 1933, as amended (the "Act"), and in order to enable the Company and the undersigned, if applicable, to comply with certain conditions specified in the Underwriting Agreement, the undersigned does hereby:

         (i) undertake and agree that it will not, from the date of the filing of the Registration Statement with the Securities and Exchange Commission or the date hereof, whichever is later, until the end of the 180 day period following the date on which the price of the Common Stock to be purchased by the Underwriters is set (the "Pricing Date"), without the prior written consent of Cowen on behalf of the Underwriters (1) offer, sell, contract to sell, grant any option to purchase or acquire any right to dispose or otherwise dispose for value, any shares of Common Stock or any securities convertible into, or exchangeable for, or warrants to purchase, any shares of Common Stock (including, without limitation, Common Stock which may be deemed to be beneficially owned by the undersigned in accordance with the rules and regulations promulgated under the federal securities laws), or (2) enter into any swap, short sale, hedge or other agreement that transfers, in whole or in part, the economic risk of ownership of the Common Stock, whether any such transaction described in clause (1) or (2) above is to be settled by delivery of Common Stock or such other securities, in cash or otherwise, other than (a) pursuant to bona fide gifts,

                  (b) transfers which will not result in any change in beneficial ownership, including, but not limited to, pro rata partnership distributions and transfers into trusts for the benefit of the original holder, (c) pursuant to the laws of testamentary or intestate descent, or (d) pursuant to a final and nonappealable order of a court or other body of competent jurisdiction; provided, that, in any of the circumstances identified in the foregoing clauses "(a)," "(b)," or "(c)" the donees or transferees agree with Cowen, in writing, to be bound by the provisions of this Lock Up Agreement; and

         (ii) waive irrevocably and agree not to exercise, for a period from the date of the filing of the Registration Statement with the Securities and Exchange Commission or the date hereof, whichever is later, until at least 180 days following the Pricing Date, any and all rights that the undersigned may have to request or otherwise require that the Company register under the Act, any shares of Common Stock or any security convertible into or exercisable or exchangeable for Common Stock.

         The undersigned confirms that the agreements of the undersigned are irrevocable and shall be binding upon the undersigned's legal representatives, successors and assigns. The undersigned agrees and consents to the entry of stop transfer instruction with the Company's transfer agent against the transfer of securities of the Company held by the undersigned except in compliance with the terms and conditions of this Lock-Up Agreement.

         This Lock-Up Agreement shall be governed by the laws of the State of New York without giving effect to the conflicts of law principles thereof.

         The undersigned understands that the Company and Underwriters will proceed toward the proposed initial public offering in reliance upon this Lock-Up Agreement.

                                    Very truly yours,


                                    _____________________________
                                    Name:
                                    Title:_______________________
                                    Date:________________________